                               TABLE OF CONTENTS

                                       PAGE
                                       ----
KEY FEATURES.........................    2
EXPENSES.............................    3
PERFORMANCE..........................    4
ORGANIZATION & MANAGEMENT............    5
INVESTMENT OBJECTIVE, POLICIES &
  RISKS..............................    7
INVESTING IN SHARES..................   10

The Prospectus provides concise information that you should know before investing. Retain it for future reference.

The Statement of Additional Information (SAI), dated April 1, 1998, contains additional information and is incorporated by reference into the Prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC). The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information. The SAI is available without charge by calling 1-800-435-4000 (1-800-345-2550 for TDD users) or writing to 101 Montgomery Street, San Francisco, CA 94104.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               SCHWAB GOVERNMENT
                                 CASH RESERVES

                                   PROSPECTUS
                                 APRIL 1, 1998

THE FUND IS A MONEY MARKET FUND THAT SEEKS CURRENT INCOME CONSISTENT WITH LIQUIDITY AND STABILITY OF CAPITAL BY INVESTING IN U. S. GOVERNMENT SECURITIES.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.

KEY FEATURES

MATCHING THE FUND TO YOUR INVESTMENT NEEDS: The Fund seeks income while preserving the value of your investment, and, therefore, may be appropriate for a variety of investment programs.

The Fund is designed to provide convenience through automatic investment of uninvested cash balances in your Schwab One Access account (the Sweep Feature), although shares also may be position traded (purchased directly). The Sweep Feature makes the Fund especially suitable for investors with short-term investment needs, such as for periods between other investments. The Fund also may be appropriate for investors seeking long-term, low-risk investments for cash balances.

GOAL: The Fund seeks current income, while maintaining a stable share price of $1.00. There is no guarantee that the Fund will achieve its goal.

STRATEGY: The Fund invests in short-term U. S. Government securities. The Fund is a diversified mutual fund.

RISKS: While the Fund invests in U.S. Government securities, which are considered among the safest securities, these securities and, therefore, the Fund, are subject to risks associated with interest rate changes, which may affect yield.

MANAGEMENT: Charles Schwab Investment Management, Inc. (the Investment Manager), 101 Montgomery Street, San Francisco, CA 94104, currently provides investment management services to the SchwabFunds(R), a family of 34 mutual funds with more than $60 billion in assets as of February 28, 1998.

SHAREHOLDER SERVICE: Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco, CA 94104, provides professional representatives 24 hours a day at 1-800-435-4000 to service your account. Read the "Investing in Shares" section of the prospectus for information on how to buy, sell and exchange shares of the Fund.

EXPENSES

ANNUAL OPERATING EXPENSES are paid by the Fund. These expenses include management fees paid to the Investment Manager, and other fees for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. These expenses are factored into the dividends paid to shareholders. As a shareholder, you are not charged any of these fees directly.

The annual operating expenses stated below are based on estimated other expenses and are stated as a percentage of average daily net assets of the Fund.

Management fee (after reduction)               0.07%
12b-1 fee                                      NONE
Other expenses (after reduction)               0.88%
  (transaction services expenses 0.30%)
TOTAL OPERATING EXPENSES (AFTER REDUCTION)     0.95%

EXAMPLE. If the Fund were to provide an annual return of 5%, you would pay the following expenses on a $1,000 investment, whether you redeemed your shares at the end of each period or left your shares invested.

  1 YEAR   3 YEARS
  ------   -------
   $10       $30

THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

The Investment Manager and Schwab have voluntarily agreed to reduce total operating expenses (excluding interest, taxes and extraordinary expenses) to 0.95% of the Fund's average daily net assets. If this reduction was not in effect, the management fee, other expenses and total operating expenses would be estimated to be 0.46%, 1.28% and 1.74% of average daily net assets, respectively. Read the "Organization & Management" section of the prospectus for more information on expenses.

PERFORMANCE

Typically, money market funds report performance in terms of total return or yield.

TOTAL RETURN is the actual return of an investment assuming both the reinvestment of any income earned and any change in share price. A cumulative total return is the actual total return of an investment over a stated period of time, while an average annual total return is a hypothetical rate of return, which, if achieved annually would have produced the same cumulative total return. An average annual total return will smooth out the actual year-to-year fluctuations of an investment's return.

YIELD is the actual income earned on an investment over a stated period of time and annualized (assumed to be generated over a year). For example, a seven-day yield measures the income earned on an investment over a seven-day period, annualizes it and expresses that income as a percentage of the original investment.

An effective yield is calculated similarly, but income earned is assumed to be reinvested. Because of this compounding effect, effective yields are generally higher.

Because money market funds seek to maintain a stable share price, yields generally are considered a better method of measuring performance than total return.

Fund strategies, performance and holdings are detailed in financial reports, which are sent to shareholders twice a year.

ORGANIZATION & MANAGEMENT

THE FUND IS A DIVERSIFIED MUTUAL FUND. The Fund is a series of The Charles Schwab Family of Funds (the Trust).

THE FUND IS OVERSEEN BY A BOARD OF TRUSTEES. The Board of Trustees meets regularly to review the Fund's activities, contractual arrangements and performance. The Board of Trustees is responsible for protecting the interests of the Fund's shareholders.

THE FUND MAY HOLD SPECIAL MEETINGS. These meetings may be called for purposes such as electing Trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

THE FUND IS MANAGED BY THE INVESTMENT MANAGER. The Investment Manager is responsible for managing the Fund's day-to-day business affairs, including picking the Fund's investments. The Investment Manager, however, is subject to the overall authority of the Board of Trustees.

For the services performed under its contract with the Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $1 billion, 0.41% of such assets over $1 billion but not in excess of $2 billion and 0.40% of such assets over $2 billion.

SCHWAB IS THE FUND'S SHAREHOLDER SERVICES AND TRANSFER AGENT. Schwab provides Fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the Fund's prospectuses, financial reports and other informational literature. Schwab also maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services.

For the services performed as transfer agent under its contract with the Fund, Schwab is entitled to receive an annual fee from the Fund, payable monthly in the amount of 0.25% of the Fund's average daily net assets. For the services performed as shareholder services agent under its contract with the Fund, Schwab is entitled to receive an annual fee from the Fund, payable monthly in the amount of 0.20% of the Fund's average daily net assets.

THE FUND PAYS OTHER EXPENSES. These expenses typically are connected with the Trust's operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the Fund. Expenses not directly attributable to a particular fund generally will be allocated among the funds in the Trust on the basis of each fund's relative net assets at the time the expense is incurred. The Fund also may have other expenses that include fees paid to entities that provide transaction services to the Fund, including checking, Automated Clearing House and Automatic Teller Machine.

The Charles Schwab Corporation is the parent company of the Investment Manager and Schwab. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed a controlling person of the Investment Manager and Schwab.

INVESTMENT OBJECTIVE, POLICIES & RISKS

INVESTMENT OBJECTIVE
The Fund's investment objective is to provide current income consistent with liquidity and stability of capital.

The Fund's investment objective may be changed only by vote of a majority of its shareholders. Unless otherwise noted, policies and limitations may be changed without shareholder approval.

INVESTMENT STRATEGY
The Fund intends to achieve its objective by investing exclusively in short-term U.S. Government securities and repurchase agreements for these securities.

Please remember that the Fund is not insured or guaranteed by the U.S.
Government.

The Fund seeks to maintain a stable share price of $1.00, although there is no guarantee that it will be able to do so. The Fund follows regulations set forth by the SEC that dictate the quality, maturity and diversification of the Fund's investments. These requirements are designed to help the Fund maintain a stable share price of $1.00.

The Fund earns income at current money market rates and its yield will fluctuate from day to day. The Fund emphasizes capital preservation, so it will not provide the higher yield or capital appreciation that a more aggressive mutual fund or other investment may provide.

INVESTMENT RISKS
Investment in the Fund will be subject to risks associated with investing in money market securities, i.e., high-quality, short-term debt securities. Generally speaking, there are four types of risk attendant to investing in debt securities.

PREPAYMENT or CALL RISK is the likelihood that, during periods of falling interest rates, debt securities will be prepaid (or "called") prior to maturity requiring the proceeds to be invested at a generally lower interest rate. The holders of these securities will then be forced to invest their proceeds in securities paying lower rates of interest.

INTEREST RATE RISK is the potential for fluctuations in the prices of debt securities due to changing interest rates. For example, when interest rates rise, prices of debt securities generally decline or "fall" and when interest rates fall, prices of debt securities generally rise.

INCOME RISK is the potential for a decline in income due to falling interest rates, and is a component of both prepayment or call risk and interest rate risk.

CREDIT RISK is the possibility that an issuer will fail to make timely payments of either interest or principal.

The amount of each type of risk the Fund will be subject to depends on its portfolio of investments. The Fund may purchase only high-quality, short-term debt securities that the Investment Manager believes present minimal credit risk. The Fund's investments in U.S. Government securities makes it even less sensitive to credit risks. In addition, the short maturity of the Fund's portfolio is designed to minimize interest rate and prepayment or call risks, and thereby reduce income risk.

PRINCIPAL SECURITIES AND INVESTMENT TECHNIQUES
The different types of securities in which the Fund may invest are described below.

U.S. GOVERNMENT SECURITIES are securities issued by the U.S. Treasury or issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. U.S. Treasury securities are backed by the full faith and credit of the United States. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some U.S. Government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. Of course U.S. Government securities are among the safest securities, but they are still sensitive to interest rate changes, that will cause their yields to fluctuate.

VARIABLE AND FLOATING RATE SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or floats continuously according to a formula or benchmark. Although these structures are intended to minimize fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value. Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder the right to demand repayment in full. While the demand feature is intended to reduce credit risks, it is not always unconditional and may make the securities more difficult to sell quickly or without losses.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other money market securities, stripped securities typically are subject to greater changes in value. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations of the U.S. Treasury.

REPURCHASE AGREEMENTS involve the Fund buying securities (usually U.S. Government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price and time. There are risks that losses will result if the seller does not perform as agreed.

PUTS, sometimes called demand features or guarantees, are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a Fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

ILLIQUID SECURITIES are securities that are not actively traded and, therefore, may be difficult to sell quickly or without losses.

Restriction: The Fund will not invest more than 10% of its net assets in illiquid securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES are securities that are purchased at a specified price and yield, but delivered to the buyer at a later than customary date. Generally, the purchaser does not pay for these securities or earn interest on them until they are delivered, but their value could change prior to delivery.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased by the Fund. These investments will cause the Fund to bear duplicative fees for certain services.

The Fund also employs the policies described below.

DIVERSIFICATION involves investing in a wide range of securities and, thereby, spreading and reducing the risks of investment.

BORROWING money is a form of leveraging if the Fund continues to make investments while borrowings remain outstanding. Borrowing subjects the Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds.

Restriction: The Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes; provided that the Fund will not purchase securities while borrowings represent more than 5% of total assets.

LENDING securities or money may earn the Fund income, but could result in losses to the Fund, and possibly affect the share price.

Restriction: The Fund will limit lending to no more than 33 1/3% of its total assets.

INVESTING IN SHARES

BUSINESS DAYS
The Fund is open each day that both the Federal Reserve Bank of New York (New York Fed) and New York Stock Exchange (NYSE) are open (business days). The following holiday closings are currently scheduled: New Year's Day, Martin Luther King's Birthday (observed), President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans Day, Thanksgiving Day and Christmas Day. On any day that the New York Fed, NYSE or principal government securities markets closes early, such as days in advance of holidays, the Fund reserves the right to advance the time by which purchase and redemption orders must be received on that day.

NET ASSET VALUE
The price of each share of the Fund is its net asset value per share (NAV). NAV is determined each business day, first at 10 a.m. Eastern time, then again at the close of the NYSE, generally 4 p.m. Eastern time. NAV is calculated by adding the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of outstanding shares.

Investment holdings are valued on the basis of amortized cost, which means that the Fund's securities are valued at cost plus or minus any premium or discount that has accrued since purchase. The amortized cost method is designed for money market funds that seek to maintain a stable share price, and most money market funds use this method to calculate NAV.

HOW TO BUY, SELL OR EXCHANGE SHARES
Shares may be purchased and redeemed only through a Schwab One Access account.

Shares are purchased or sold at the NAV next determined after your purchase, redemption or exchange order is received in good order. Shares purchased at the 10 a.m. NAV generally receive a dividend that day, although shares purchased at the 4 p.m. NAV generally receive a dividend the next day. Shares sold or exchanged at the 10 a.m. NAV generally do not receive a dividend that day, although shares sold or exchanged at the 4 p.m. NAV generally do receive a dividend that day.

SWEEP FEATURE. Uninvested cash balances in your Schwab One Access account will be invested automatically in shares of the Fund, according to the terms and conditions of the account agreement. Shares of the Fund will be sold to cover any negative cash balance in your Schwab One Access account, according to the terms and conditions of the account agreement.

DIRECT PURCHASE, REDEMPTION AND EXCHANGE. Shares of the Fund also may be position traded. The minimum initial investment is $1,000. Subsequent direct purchases, redemptions and exchanges must be in amounts of at least $100.

-  BY TELEPHONE. Call 1-800-435-4000, 24 hours a day (1-800-345-2550 for TDD users). Telephone orders received in good order after the close of the NYSE, but prior to 8 p.m. Eastern time will be executed at the 10 a.m. NAV.

   Telephone orders received in good order after 8 p.m. Eastern time will be executed at the 4 p.m. NAV.

-  BY MAIL. Write to the Funds at 101 Montgomery Street, San Francisco, CA
   94104.
-  BY WIRE. Call 1-800-435-4000 for wire instructions.

Please provide the following information:

-  your name and account number;
-  the name of the Fund;
-  the dollar amount you would like to purchase, sell or exchange; and
-  for initial purchases only, one of the two distribution choices below:

   AUTOMATIC REINVESTMENT. All distributions will be reinvested in full shares of the Fund you are purchasing. If you do not choose an option, this option will be assigned to you; or

   CASH OPTION. All distributions will be paid to your account and, if requested, mailed to you the next business day.

- for exchanges, the name of the Fund and class, if applicable, into which you want to exchange shares and the distribution option you select; and
- if selling or exchanging by mail, a signature of at least one of the persons named on your account.

PLEASE NOTE THE FOLLOWING WHEN SELLING OR EXCHANGING SHARES OF THE FUND:

-  the Fund requires a minimum balance of $1;
- your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements, although you will be given 30 days' notice prior to redemption to increase your holdings to the required minimum balance;
- redemption and exchange requests by mail are irrevocable and, once mailed, may not be modified or canceled;
- payment for redeemed shares will be made to your account within seven days, and a check may be mailed to you upon request;
- if you bought your shares by check, a check for your redemption proceeds will be issued as soon as your check clears, which may take up to 15 days from the date of purchase;
- depending on the type of Schwab account you have, your money may earn interest during any holding period;
- you may exchange your shares for shares of other SchwabFunds(R), provided you meet the Fund's minimum investment or other requirements;
- an exchange of the Fund's shares for shares of other SchwabFunds will be treated as a taxable event for federal income tax purposes;
- the Fund and Schwab reserve the right to modify, limit or terminate the exchange privilege upon 60 days' written notification; and
- the Fund may suspend the right to sell shares or postpone payment for a sale of shares when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend and holiday closings, emergency circumstances exist as determined by the SEC or as otherwise permitted by the SEC.

DIVIDENDS & TAXES
Each business day, the Fund's net investment income is determined as of the close of the NYSE as a dividend to shareholders of record. Net investment income is calculated by subtracting its expenses from the income earned on its investments that day. Dividends are declared each business day based on the net investment income determined and are paid on the 15th of each month, if it is a business day, except in December when dividends are paid on the last business day of the month. If the 15th is not a business day, dividends are paid on the next business day.

The following is only a brief summary of some of the federal and state income tax consequences that may affect the Fund and its shareholders. You should consider the tax implications of investing in the Fund, and consult with your own tax advisor.

The Fund will distribute its net investment income and capital gains, if any, to shareholders each year. All distributions received by shareholders are subject to federal income tax, and may be subject to state and/or local income taxes. Note that most states grant tax-exempt status to distributions paid to shareholders from interest income derived from U.S. Government securities. Distributions are taxable when paid, whether they are received in cash or reinvested, although distributions declared in December, but paid in January, are taxable as if they were paid on December 31.

Shareholders receive a record of all distributions by the Fund, as well as purchases and sales they have made, via their monthly Schwab One Access account statement. Each year, the Fund notifies shareholders of the federal tax treatment of all distributions made that year, including the percentage of dividends paid which may qualify for tax-exempt status.

OPENING A SCHWAB ONE ACCESS ACCOUNT
Schwab was established in 1971 and is one of America's largest discount brokers. Schwab helps more than 4.1 million customers make investment decisions by offering low-cost brokerage services and providing financial products and information. Visit one of Schwab's 277 branch offices or Schwab's web site (http://www.schwab.com) for information on investment products and services.

Qualifying investors may open a Schwab One Access account by simply completing an application, although institutional investors should contact Schwab for more information. Read your account agreement and application for specific account details, including minimum initial investment requirements and fees.

The Securities Investor Protection Corporation (SIPC) provides account protection of up to $500,000 for the securities held in a Schwab account, including shares of the Funds. It is important to remember that SIPC account protection does not protect against losses due to market or economic conditions.

Deposits to your account may be made by check, wire and other forms of electronic funds transfer. All checks should be made out to Charles Schwab & Co., Inc. Schwab will charge a $15 service fee for any checks returned as a result of insufficient or uncollected funds or a stop order.

Monies received by Schwab before 4 p.m. Eastern time will be available for investment that day. Monies received by Schwab after 4 p.m. Eastern time will be available for investment the next business day.

Contact Schwab for instructions and any applicable fees if you would like to wire money from your account.

GENERAL INFORMATION
The right to initiate transactions by telephone is automatically available through your account. As long as the Fund or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include:

- requiring a form of personal identification before acting upon any telephone order;

-  providing written confirmation of telephone orders; and

-  tape-recording all telephone orders.

It may be difficult to place orders by telephone during periods of drastic economic or market changes because Schwab's phone lines may become very busy with calls from other investors. Consider other methods for placing an order, such as writing to the Fund.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing the Fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to the Fund and request that your mailings not be consolidated.

The Fund, in its sole discretion and without prior notice, reserves the right to reject orders to purchase shares, change or waive minimum investment requirements or withdraw or suspend any part of the offering made by this prospectus.

---------------------------------------------------

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS ABOUT THIS OFFERING OTHER THAN THE INFORMATION CONTAINED IN THIS PROSPECTUS AND IN OFFICIAL SALES MATERIALS. IF ANYONE GIVES ANY OTHER INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS.
---------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT BE MADE.
---------------------------------------------------

[SCHWAB FUNDS LOGO]
(C) 1998 Charles Schwab & Co., Inc.
All rights reserved. Member SIPC/NYSE.
CRS 12120        MKT3476(3/98)

PROSPECTUS APRIL 1 1998

=======================================

Schwab
Government
Cash Reserves

[SCHWAB FUNDS LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION
                       THE CHARLES SCHWAB FAMILY OF FUNDS
                 101 Montgomery Street, San Francisco, CA 94104


                         SCHWAB GOVERNMENT CASH RESERVES

                                  APRIL 1, 1998



         This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Prospectus dated April 1, 1998 (and as may be amended from time to time) for Schwab Government Cash Reserves (the
Fund).


         To obtain a copy of the Prospectus, call 800-435-4000 (800-345-2550 for TDD Users), or write to 101 Montgomery Street, San Francisco, California 94104.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT POLICIES AND RESTRICTIONS.......................................   2
MANAGEMENT OF THE TRUST....................................................   5
PORTFOLIO TRANSACTIONS AND TURNOVER........................................  10
DISTRIBUTIONS AND TAXES....................................................  11
SHARE PRICE CALCULATION....................................................  13
HOW THE FUND REPORTS PERFORMANCE...........................................  13
GENERAL INFORMATION........................................................  15
PURCHASE AND REDEMPTION OF SHARES..........................................  16
OTHER INFORMATION..........................................................  16

                      INVESTMENT POLICIES AND RESTRICTIONS

         THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS ARE FUNDAMENTAL AND MAY BE CHANGED ONLY BY APPROVAL OF A MAJORITY OF THE FUND'S SHAREHOLDERS. ALL OTHER INVESTMENT POLICIES AND RESTRICTIONS CONTAINED IN THE SAI ARE NON-FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL OR PRIOR NOTICE.

THE FUND MAY NOT:

(1) purchase securities of any issuer unless consistent with its status as a diversified investment management company as defined by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) lend or borrow money, except as permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3) pledge, mortgage or hypothecate any of its assets, except as permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) issue senior securities, except as permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5) underwrite securities, except as permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) concentrate investments in a particular industry or group of industries, or within one state, as concentration is defined under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) purchase or sell commodities, commodities contracts, futures contracts, or real estate, except as permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE FUNDAMENTAL POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act, a diversified investment management company, with respect to 75% of its total assets, may not purchase securities (other than U.S. government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or it would own more than 10% of such issuer's outstanding voting securities.

Borrowing. The 1940 Act presently restricts an investment management company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, an investment management company may make loans only if expressly permitted by its investment policies.

Concentration. The 1940 Act presently defines concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS.

THE FUND MAY NOT:

(a) purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government securities or securities subject to a guarantee issued by a person not controlled by the issuer) if, as a result, more than 5% of total assets would be invested in the securities of such issuer; provided that the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

(b) purchase securities of any issuer (other than securities subject to a guarantee issued by a person not controlled by the issuer) if, as a result, more than the greater of 1% of its total assets or $1 million would be invested in second tier securities of such issuer.

(c) with respect to 75% of total assets, purchase a guarantee or securities subject to a guarantee of any issuer if, as a result, more than 10% of its total assets would be invested in securities issued by or subject to a guarantee of such issuer (except with respect to guarantees and securities subject to guarantees issued by a non-controlled person).

(d) purchase a second tier guarantee or second tier security subject to a guarantee of any issuer if, as a result, more than 5% of its total assets would be invested in securities issued by or subject to a guarantee of such issuer.

(e) purchase securities of other investment companies, except as permitted by the 1940 Act.

(f)      borrow money except that the Fund may (i) borrow money from banks and
         (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and provided that the Fund will not purchase securities while borrowings represent more than 5% of total assets.

(g) purchase securities of any issuer (other than obligations of, or guaranteed by the U.S. government its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in the securities of an issuer from a single industry or group of industries.

(h) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(i) purchase securities of any issuer if, as a result, more than 10% of its net assets would be invested in illiquid securities.

(j) sell securities short unless it owns the security or the right to obtain the security or equivalent securities (transactions in futures contracts and options are not considered selling securities short).

(k) purchase securities on margin, except that the Fund may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

                             MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES. The Officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and Charles Schwab Investment Management, Inc., the Investment Manager, are as follows:

                        POSITION WITH
                        -------------
NAME/DATE OF BIRTH      THE TRUST                 PRINCIPAL OCCUPATION
------------------      ---------                 --------------------
CHARLES R. SCHWAB*      Chairman and Trustee      Chairman, Co-Chief Executive Officer and
July 29, 1937                                     Director, The Charles Schwab Corporation;
                                                  Chairman, Chief Executive Officer and
                                                  Director, Charles Schwab Holdings, Inc.;
                                                  Chairman and Director, Charles Schwab & Co.,
                                                  Inc, Charles Schwab Investment Management,
                                                  Inc., The Charles Schwab Trust Company, and
                                                  Schwab Retirement Plan Services, Inc.;
                                                  Chairman and Director (current board
                                                  positions), and Chairman (officer position)
                                                  until December 1995, Mayer & Schweitzer,
                                                  Inc. (a securities brokerage subsidiary of
                                                  The Charles Schwab Corporation); Director,
                                                  The Gap, Inc. (a clothing retailer),
                                                  Transamerica Corporation (a financial
                                                  services organization), AirTouch
                                                  Communications (a telecommunications
                                                  company) and Siebel Systems (a software
                                                  company).

TOM  D. SEIP*           President and Trustee     Executive Vice President, The Charles Schwab
February 15, 1950                                 Corporation; Enterprise President -
                                                  International and Mutual Funds, Charles
                                                  Schwab & Co., Inc.; Chief Executive Officer,
                                                  Charles Schwab Investment Management, Inc.

DONALD F. DORWARD       Trustee                   Executive Vice President and Managing Director,
September 23, 1931                                Grey Advertising.  From 1990 to 1996, Mr.
                                                  Dorward was President and Chief Executive
                                                  Officer, Dorward & Associates.  Dorward &
                                                  Associates is an advertising and
                                                  marketing/consulting firm.

ROBERT G. HOLMES        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                      Semloh Financial, Inc.  Semloh Financial is an
                                                  international financial services and investment
                                                  advisory firm.

DONALD R. STEPHENS      Trustee                   Managing Partner, D.R. Stephens & Co.
June 28, 1938                                     (investment banking). Prior to 1995, Mr.
                                                  Stephens was Chairman and Chief Executive
                                                  Officer of North American Trust (a real
                                                  estate investment trust). Prior to 1992, Mr.
                                                  Stephens was Chairman and Chief Executive
                                                  Officer of the Bank of San Francisco.

MICHAEL W. WILSEY       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                   Wilsey Bennett, Inc. (truck and air
                                                  transportation, real estate investment and
                                                  management, and investments).

TAI-CHIN TUNG           Treasurer and Principal   Vice President - Finance, Charles Schwab & Co.,
March 7, 1951           Financial Officer         Inc.; Controller, Charles Schwab Investment
                                                  Management, Inc.  From 1994 to 1996, Ms. Tung
                                                  was Controller for Robertson Stephens Investment
                                                  Management, Inc.  From 1993 to 1994, she was
                                                  Vice President of Fund Accounting, Capital
                                                  Research and Management Co.  Prior to 1993, Ms.
                                                  Tung was Senior Vice President of the Sierra
                                                  Funds and Chief Operating Officer of Great
                                                  Western Financial Securities.

WILLIAM J. KLIPP*       Executive Vice            Executive Vice President, SchwabFunds(R),
December 9, 1955        President, Chief          Charles Schwab & Co., Inc.; President and Chief
                        Operating Officer and     Operating Officer, Charles Schwab Investment
                        Trustee                   Management, Inc. Prior to 1993, Mr. Klipp was
                                                  Treasurer of Charles Schwab & Co., Inc. and
                                                  Mayer & Schweitzer, Inc.

STEPHEN B. WARD         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955           and Chief Investment      Officer, Charles Schwab Investment Management,
                        Officer                   Inc.

FRANCES COLE            Secretary                 Senior Vice President, Chief Counsel, Chief
September 9, 1955                                 Compliance Officer and Assistant Corporate
                                                  Secretary, Charles Schwab Investment Management,
                                                  Inc.

DAVID H. LUI            Assistant Secretary       Vice President and Senior Counsel, Charles
October 14, 1960                                  Schwab Investment Management, Inc.

KAREN L. SEAMAN         Assistant Secretary       Corporate Counsel, Charles Schwab Investment
February 27, 1968                                 Management, Inc.  From October 1994 to July
                                                  1996, she was an Attorney for Franklin
                                                  Resources, Inc.  Prior to 1994, Ms. Seaman was
                                                  an Attorney for The Benham Group.

MATTHEW O'TOOLE         Assistant Secretary       Corporate Counsel, Charles Schwab Investment
September 26, 1964                                Management, Inc.  From November 1995 to April
                                                  1997, Mr. O'Toole was Assistant General Counsel
                                                  for Chancellor LGT Asset Management, Inc.  Prior
                                                  there to, Mr. O'Toole was Senior Counsel at the
                                                  U.S. Securities and Exchange Commission in
                                                  Washington, D.C.



AMY L. MAUK             Assistant Secretary       Corporate Counsel, Charles Schwab Investment
January 5, 1969                                   Management, Inc.  From April 1995 to March 1997,
                                                  she was a Legal Product Manager for Fidelity
                                                  Investments.

* This Trustee is an "interested person" of the Trust.

Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust, for Schwab Capital Trust, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                              COMPENSATION TABLE 1

                                                                            Estimated
                                                   Pension or               Annual
                                                   Retirement Benefits      Benefits Upon      Total
                             Aggregate             Accrued as Part of       Retirement         Compensation
Name of Person,              Compensation          Fund Expenses from       from the Fund      from the Fund
Position                     from the Trust        the Fund Complex 2       Complex 2          Complex 2
--------                     ---------             -------------------      ----------         ----------
Charles R. Schwab,                 0                      N/A                   N/A                 0
Chairman and Trustee

Tom D. Seip,                       0                      N/A                   N/A                 0
President and Trustee 3

Timothy F. McCarthy,               0                      N/A                   N/A                 0
President and Trustee 4

William J. Klipp,                  0                      N/A                   N/A                 0
Executive Vice President,
Chief Operating Officer
and Trustee

Donald F. Dorward,              $51,500                   N/A                   N/A              $93,450
Trustee

Robert G. Holmes,               $51,500                   N/A                   N/A              $93,450
Trustee

Donald R. Stephens,             $51,500                   N/A                   N/A              $93,450
Trustee

Michael W. Wilsey,              $51,500                   N/A                   N/A              $93,450
Trustee

         1 Figures are for the Trust's fiscal year ended December 31, 1997.

         2 "Fund Complex" comprises all 31 funds of the Trust, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios as of December 31, 1997.

         3        Mr. Seip became a Trustee of the Trust on November 24, 1997.

         4 Mr. McCarthy ceased serving as a Trustee of the Trust on November 24, 1997.

         -----------------------------------------------------


                       TRUSTEE DEFERRED COMPENSATION PLAN

         Pursuant to exemptive relief received by the Trust from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

         As of the date of this SAI, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. If an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

         Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account"), as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account, as of any date, will be equal to the value the Account would have had as of that date, if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, Schwab Investments and Schwab Capital Trust.

         Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds.


                               INVESTMENT MANAGER

         The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds(R), a family of 34 mutual funds with more than $60 billion in assets as of February 28, 1998. The Investment Manager is an affiliate of Schwab; the Trust's distributor and the shareholder services and transfer agent.

         The Advisory Agreement will continue in effect for one-year terms subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority of the Fund's shareholders. In either event, the continuance also must be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the Fund's shareholders and will terminate automatically upon assignment.

         Pursuant to the Advisory Agreement, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $1 billion, 0.41% of such assets over $1 billion but not in excess of $2 billion and 0.40% of such assets over $2 billion.

         The Investment Manager and Schwab have voluntarily agreed to reduce the Fund's total operating expenses to 0.95% of its average daily net assets.

                                    EXPENSES

         The Trust pays the expenses of its operations, including: the fees and expenses of independent accountants, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value per share (NAV); registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute or any similar organization. The Trust's expenses generally are allocated among the Funds on the basis of relative net assets at the time the expense is incurred, except expenses directly attributable to a particular Fund or class of a Fund which are charged to that Fund or class, respectively.

                                   DISTRIBUTOR

         Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Fund's shares. The Fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                          CUSTODIAN AND FUND ACCOUNTANT

         PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

         PFPC, Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.

                     ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

         The Trust's independent accountants audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and the Fund's federal income tax return. It also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Shareholders will be sent audited annual and unaudited semi-annual financial statements.



                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken principally to pursue the objective of the Fund in relation to movements in the general level of interest rates; invest money obtained from the sale of Fund shares; reinvest proceeds from maturing portfolio securities; and meet redemptions of Fund shares. Portfolio transactions may increase or decrease the yield of a Fund depending upon management's ability to correctly time and execute them.

         The Investment Manager, in effecting purchases and sales of portfolio securities for the account of the Fund, seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager generally will select brokers and dealers for the Fund primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility.

         When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the

Investment Manager when providing advisory services to other investment advisory clients, including mutual funds.

         The Trust expects that purchases and sales of portfolio securities usually will be principal transactions. Securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities.

         Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

         The investment decisions for the Fund are reached independently from those for other accounts managed by the Investment Manager. Such other accounts also may make investments in instruments or securities at the same time as a Fund. When two or more accounts managed by the Investment Manager have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases, this procedure may affect the size or price of the position obtainable for the Fund. However, it is the opinion of the Board of Trustees that the benefits conferred by the Investment Manager outweigh any disadvantages that may arise from exposure to simultaneous transactions.

                               PORTFOLIO TURNOVER

         Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's portfolio turnover rate for reporting purposes is expected to be zero.


                             DISTRIBUTIONS AND TAXES

                                  DISTRIBUTIONS

         On each day that the NAV of the Fund is determined ("Business Day"), the Fund's net investment income will be declared as of the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record as of the last calculation of NAV prior to the declaration. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will normally be reinvested monthly in full shares of the Fund at the NAV on the 15th day of each month, if a business day, otherwise on the next business day. If cash payment is requested, checks normally will be mailed on the business day following the reinvestment date. The Fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within seven days.

         The Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward. It is not anticipated that the Fund will realize any long-term capital gains. Expenses of the Trust are accrued each day. Should the NAV of the Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and any unrealized gains and losses could affect the amount of the Fund's distributions.

                              FEDERAL INCOME TAXES

         It is the Fund's policy to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

         In order to qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) diversify its holdings so that at the end of each quarter of its taxable year
(i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in certain hedging transactions and may limit the range of the Fund's investments. If the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, the Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and
(b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exception), for its taxable year. The Fund intends to make sufficient distributions to shareholders to meet these requirements.

         If the Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) substantially all of its (i) ordinary income for such year; and (ii) capital gain net income for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund generally intends to make distributions sufficient to avoid imposition of this excise tax.

         Any distributions declared by the Fund in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared. The Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

         The Fund does not expect to realize any long-term capital gains. However, any distributions of long-term capital gains will be taxable to the shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. If a shareholder disposes of shares at a loss before holding such shares for longer than six months, the loss will be treated as a long-term capital loss to the extent the shareholder received a capital gain dividend on the shares.

         The Fund may engage in investment techniques that may alter the timing and character of the Fund's income. The Fund may be restricted in its use of these techniques by rules relating to their qualification as regulated investment companies.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by the Fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.


                             SHARE PRICE CALCULATION

         The Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Fund's investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable NAV of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1% or more were to occur between the NAV calculated by reference to market values and the Fund's NAV of $1.00, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

         If the Fund's NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the NAV. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the NAV at $1.00.


                        HOW THE FUND REPORTS PERFORMANCE

The historical performance of the Fund may be shown in the form of total return, yield and effective yield. These measures of performance are described below.

                                  TOTAL RETURN

Standardized Total Return. Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, the Fund assumes the reinvestment of all distributions at NAV on applicable reinvestment dates.

Nonstandardized Total Return. Nonstandardized total return for the Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

The Fund also may report the percentage of the Fund's standardized or non-standardized total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates before redemption of Fund shares). This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

The Fund also may advertise its cumulative total return. Cumulative total return measures the change in value of an investment over a stated period of time. In computing the cumulative total return, the Fund assumes reinvestment of all distributions at NAV or at applicable reinvestment dates.

                                      YIELD

The Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated in each seven-day period over an annual period, and is shown as a percentage of the investment.

                                 EFFECTIVE YIELD

The Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

Yields are one basis upon which investors may compare the Fund with other funds; however, yields of other funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The yield of the Fund fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund actually will yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

                               GENERAL INFORMATION

The Trust is an open-end investment management company organized as a Massachusetts business trust on October 20, 1989. Currently, there are thirteen funds of the Trust: the Fund, Schwab Money Market Fund, Schwab Government Money Fund, Schwab Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Value Advantage Money Fund, Schwab Institutional Advantage Money Fund, Schwab Retirement Money Fund, Schwab New York Municipal Money Fund, and Schwab California Municipal Money Fund, Schwab Pennsylvania Municipal Money Fund, Schwab New Jersey Municipal Money Fund and Schwab Florida Municipal Money Fund. The Declaration of Trust permits the Trustees to create additional funds. There is a remote possibility that one fund might become liable for a misstatement in the prospectus or SAI about another fund. The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) election or removal of Trustees, if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determination of whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

         Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

         Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

         The Bylaws provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, of the Declaration of Trust or of the Bylaws permits or requires that (i) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (ii) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

         For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of March 2, 1998, no person owned of record directly or beneficially 5% of the Fund's shares.

         In addition, as of March 31, 1998, the officers and Trustees of the Trust, as a group, owned less than 1% of each Fund's outstanding voting securities.

                        PURCHASE AND REDEMPTION OF SHARES

         The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she converted the securities to cash.


                                OTHER INFORMATION

         The Prospectus and SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectus.

         Certain portions of the Registration Statement have been omitted from the Prospectus and the SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and SAI form a part, each such statement being qualified in all respects by such reference.

         THIS SAI DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.